UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2009

BRIDGEPOINT EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34272 (Commission File Number)	59-3551629 (IRS Employer Identification No.)

13500 Evening Creek Drive North, Suite 600 San Diego, California		92128
(Address of principal executive offices)		(Zip Code)

(858) 668-2586

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2009, our compensation committee, after considering a competitive market review of total compensation for our executive officers and obtaining guidance from an independent compensation specialist, approved the following items related to the compensation of our named executive officers:

•                                          Increased the annual base salaries of our named executive officers, effective as of January 1, 2010, to the following amounts:

	2009 Base Salary	2010 Base Salary
Andrew S. Clark	$375,000	$475,000
Daniel J. Devine	$250,000	$290,000
Rodney T. Sheng	$250,000	$300,000
Christopher L. Spohn	$250,000	$290,000
Ross Woodard	$230,000	$250,000

•                                          Approved the target 2010 cash bonuses for our named executive officers, in the following amounts:

Target
Andrew S. Clark	$475,000
Daniel J. Devine	$145,000
Rodney T. Sheng	$180,000
Christopher L. Spohn	$145,000
Ross Woodard	$125,000

Bonuses for the named executive officers will be based on the achievement of certain performance goals to be established by the compensation committee. The actual bonuses payable for fiscal year 2010 (if any) will vary depending on the extent to which actual performance meets, exceeds, or falls short of the goals to be established by the compensation committee.

Item 5.05	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 24, 2009, our board of directors adopted an Amended and Restated Code of Ethics, primarily to add policies and procedures relating to the receipt and offering of gifts and entertainment, but also to make certain technical, administrative and non-substantive changes resulting from the annual review of such document by our board of directors.

A copy of the Amended and Restated Code of Ethics has been posted on our website and can be accessed at http://ir.bridgepointeducation.com/governance.cfm.  A copy of the Amended and Restated Code of Ethics is also attached hereto as Exhibit 14.1 and is incorporated herein by reference.  The summary of the Amended and Restated Code of Ethics set forth above does not purport to be complete and is qualified in its entirety by reference to such document.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

14.1	Amended and Restated Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2009		Bridgepoint Education, Inc.

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Senior Vice President, Secretary and General Counsel